SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Atmel Corporation

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ATMEL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 1, 2002
2:00 pm

Dear Atmel Stockholders:

     Our Annual Meeting of Stockholders will be held on Wednesday, May 1, 2002 at 2:00 p.m., local time, at our offices located at 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

1.	To elect six (6) directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of PricewaterhouseCoopers L.L.P. as our independent accountants for the year ending December 31, 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 4, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the meeting. However, whether or not you plan to attend the meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope. You may revoke your proxy at any time prior to the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

THE BOARD OF DIRECTORS

San Jose, California
March 21, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

ATMEL CORPORATION

PROXY STATEMENT
___________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     These proxy materials are furnished in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, May 1, 2002, at 2:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our offices located at 2325 Orchard Parkway, San Jose, California 95131. When proxies are properly executed, dated and returned, and not later revoked, the shares they represent will be voted at the meeting in accordance with the instructions of the stockholder. If no specific instructions are provided, the shares will be voted as recommended by our Board of Directors. If any other matters are properly presented for consideration at the meeting or any adjournments or postponements thereof, the proxy holders will have discretion to vote on these matters. We do not currently anticipate that any other matters will be raised at the meeting.

     These proxy materials and the Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, were first mailed on or about March 21, 2002, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

     Stockholders of record at the close of business on March 4, 2002, are entitled to notice of and to vote at the meeting and any adjournment thereof. At the record date, 466,980,175 shares of our common stock were issued and outstanding, and no shares of our preferred stock were outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a later dated written notice of revocation or duly executed proxy, in each case at or before the taking of the vote at the annual meeting, or by attending the meeting and voting in person.

Expenses of Solicitation

     We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to stockholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Quorum; Required Vote; Abstentions and Broker Non-Votes

     A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the meeting. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy.

     Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (“Votes Cast”).

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     The Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. As a result, a broker non-vote will have the same effect as a vote against a proposal which requires the vote of a majority of shares of outstanding common stock to be approved, and will have no effect on the outcome of the voting on a proposal which requires the vote of a majority of Votes Cast to be approved.

Stockholder Proposals to Be Presented At Next Annual Meeting

     Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2003 annual meeting may do so by submitting such proposal in writing to our offices located at 2325 Orchard Parkway, San Jose, California 95131, Attn: Mike Ross, Vice President and General Counsel. To be eligible for inclusion, stockholder proposals must be received by our Vice President and General Counsel no later than November 21, 2002. If we are not notified of a stockholder proposal by February 4, 2003, then the proxies held by our management may provide the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Our bylaws also establish an advanced notice procedure with regard to certain matters, including nominations of persons for election to the board of directors and stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. Stockholder proposals, including the nomination of a person for election to the board of directors, may not be brought before the meeting unless, among other things: (1) the proposal contains certain information specified in the bylaws, and (2) the proposal is received by us not less than 120 days prior to the first anniversary of the preceding year’s annual meeting. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. A copy of the full text of these bylaw provisions may be obtained by writing to our Vice President and General Counsel at the address above.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

     A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six (6) nominees named below, all of whom are presently our directors. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

			Director
Name of Nominee	Age	Principal Occupation	Since

George Perlegos	52	President, Chief Executive Officer and Chairman of the Board, Atmel Corporation	1984
Gust Perlegos	54	Executive Vice President, Office of the President, Atmel Corporation	1985
Tsung-Ching Wu	51	Executive Vice President, Office of the President, Atmel Corporation	1985
Norm Hall	48	Managing Director, Alliant Partners	1992
T. Peter Thomas	55	Managing Director, Institutional Venture Partners	1987
Pierre Fougere	60	Chief Executive Officer, Fougere Conseil	2001

     George Perlegos has served as President, Chief Executive Officer and Chairman of the Board since our inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.). George Perlegos is a brother of Gust Perlegos.

     Gust Perlegos has served as Vice President, General Manager and a director since January 1985, as Executive Vice President and General Manager since January 1996 and as Executive Vice President, Office of the President since 2001. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

     Tsung-Ching Wu has served as a director since January 1985, as Vice President, Technology since January 1986, as Executive Vice President and General Manager since January 1996 and as Executive Vice President, Office of the President since 2001. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

     Norm Hall has served as a director of Atmel since August 1992. He is currently Managing Director of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of White Electronic Designs, Inc.

     T. Peter Thomas has served as a director of Atmel since December 1987. Mr. Thomas is Managing Director of Institutional Venture Management. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of @Road, Inc. and Transmeta Corporation.

     Pierre Fougere has served as a director of Atmel since February 2001. Mr. Fougere is currently Chief Executive Officer of Fougere Conseil and serves as Chairman of Société Vivaroise de Participations, Chairman of Société Chateau Lilian Ladouys and Chairman of Matra Datavision Inc. From 1986 to 1988, Mr. Fougere was Executive Vice President, Chairman, and Chief

Executive Officer of Matra Datavision (Software). Prior to 1986, he was Executive Vice President, General Manager of the Components Division, Chairman and Chief Executive Officer of Matra Harris Semiconductor and Matra GCA.

Board Meetings and Committees

     During the fiscal year ended December 31, 2001, the Board of Directors held eleven meetings. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors except Mr. Fougere attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served during the past fiscal year. Mr. Fougere attended six of the ten meetings of the Board of Directors held during his tenure, both meetings of the Audit Committee, and the one Compensation Committee Meeting. The Board of Directors has no nominating committee nor any committee performing similar functions.

     The Compensation Committee currently consists of directors Hall, Thomas, and Fougere. The Compensation Committee held one meeting during 2001. This Committee reviews and approves our executive compensation policies, including the salaries and target bonuses of our executive officers, and administers our incentive stock plans.

     The Audit Committee currently consists of directors Hall, Thomas, and Fougere. The Audit Committee held two meetings during 2001. In addition, the Committee met twice during 2001 with the outside auditors to review Atmel’s financial results. The duties of the Audit Committee are set forth in our Audit Committee Charter attached as Appendix A to our proxy statement filed with the SEC on March 15, 2001.

Director Compensation

     Other than Mr. Fougere, during 2001 directors did not receive cash compensation for service on the Board of Directors or any Committee thereof. Mr. Fougere receives fees of $5,000 per quarter for his service on the Board of Directors. During 2001, one of our subsidiaries paid $44,603 for consulting services to Fougere Conseil SARL, a company managed and majority-owned by Mr. Fougere. The Company paid a director’s fee to Alliant Partners in January, 2001 for Mr. Hall’s services at our December 2000 Board meeting.

Vote Required and Recommendation of the Board of Directors

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted toward a nominee’s total.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH HEREIN.

REPORT OF THE AUDIT COMMITTEE

     Our Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with PricewaterhouseCoopers L.L.P., its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the accountants’ independence with the independent accountants. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and filed with the Securities and Exchange Commission.

     The Audit Committee is currently composed of the following three directors, all of whom are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards:

Pierre Fougere Norm Hall T. Peter Thomas

Audit Fees

     Audit fees billed to Atmel by PricewaterhouseCoopers L.L.P. for the fiscal year 2001 audit and review of Forms 10-Q are estimated to total $919,100 of which an aggregate amount of $705,000 has been billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees

     Atmel has engaged PricewaterhouseCoopers L.L.P. to provide advice for designing and implementing financial information systems and was billed $3,725,000 during the fiscal year which ended December 31, 2001.

All Other Fees

     Fees billed to Atmel by PricewaterhouseCoopers L.L.P. during the fiscal year 2001 for all other non-audit services rendered to Atmel totaled $572,000.

     Our Audit Committee has considered whether and determined that the provision of the non-audit services rendered to Atmel by PricewaterhouseCoopers L.L.P. during Atmel’s fiscal year 2001 was compatible with maintaining the independence of PricewaterhouseCoopers L.L.P.

Audit Committee Charter

     The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Appendix A to our proxy statement filed with the SEC on March 15, 2001

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

Pierre Fougere Norm Hall T. Peter Thomas

Security Ownership

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of March 4, 2002 by (i) each person known by us to be a beneficial owner of more than 5% of our outstanding common stock, (ii) our Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the “Named Officers”), (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable, and can be reached by contacting our principal executive offices, unless otherwise noted.

	Common Stock	Approximate Percent
Beneficial Owner	Beneficially Owned(1)	Beneficially Owned

FMR Corp.(2)	33,553,687	7.19%
George Perlegos	33,326,636	7.14%
Gust Perlegos(3)	14,993,948	3.21%
Tsung-Ching Wu(4)	9,309,242	1.99%
Mikes Sisois(5)	1,234,307	*
Donald Colvin(6)	297,966	*
T. Peter Thomas(7)	119,316	*
Norm Hall(8)	102,916	*
Pierre Fougere(9)	7,083	*
All directors and executive officers as a group (8 persons)(10)	60,741,048	12.95%

*	Less than one percent of the outstanding common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Atmel common stock subject to options held by that person that will be exercisable within 60 days after the record date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2002 by FMR Corp. The address of FMR Corp. is 82 Devonshire Street, Boston MA 02109.

(3)	Includes 612,708 issuable under stock options exercisable within 60 days after the record date.

(4)	Includes 494,592 issuable under stock options exercisable within 60 days after the record date.

(5)	Includes 82,971 issuable under stock options exercisable within 60 days after the record date.

(6)	Includes 290,417 issuable under stock options exercisable within 60 days after the record date.

(7)	Includes 102,916 issuable under stock options exercisable within 60 days after the record date.

(8)	Includes 102,916 issuable under stock options exercisable within 60 days after the record date.

(9)	Includes 7,083 issuable under stock options exercisable within 60 days after the record date.

(10)	Includes 2,029,228 issuable under stock options exercisable within 60 days after the record date.

Executive Compensation

     The following table sets forth all compensation received for services rendered to Atmel in all capacities, for the three years ended December 31, 2001, by the Named Officers:

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
		Annual Compensation		Awards

				Number of Shares
				Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options(1)

George Perlegos	2001	356,980	—	—
President and Chief Executive Officer	2000	349,854	175,183	—
	1999	324,389	80,563	—

Gust Perlegos	2001	311,324	—	—
Executive Vice President, Office of	2000	305,108	152,778	—
the President	1999	282,932	70,258	—

Tsung-Ching Wu	2001	289,432	—	—
Executive Vice President, Office of	2000	282,348	141,427	—
the President	1999	257,140	64,136	—

Donald Colvin	2001	240,968	—	100,000
Vice President, Finance and	2000	235,060	157,741	40,000
Chief Financial Officer	1999	214,968	53,388	120,000

Mikes Sisois	2001	216,736	—	—
Vice President of Planning and	2000	212,914	106,594	—
Information Systems	1999	199,225	49,369	80,000

(1)	The shares have been adjusted to reflect two 2-for-1 stock splits each in the form of a 100% stock dividend to stockholders of record as of December 3, 1999 and August 11, 2000.

Option Grants

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 2001. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock.

Option Grants in Last Fiscal Year

Individual Grants

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Shares	Granted to			of Stock Price Appreciation
	Underlying	Employees	Exercise		for Option Term
	Options	in Fiscal	Price Per	Expiration
Name	Granted	Year	Share	Date	5%	10%

George Perlegos	—	—	—	—	—	—
Gust Perlegos	—	—	—	—	—	—
Tsung-Ching Wu	—	—	—	—	—	—
Donald Colvin	100,000	5.39%	$7.12	9/17/11	$447,773	$1,134,745
Mikes Sisois	—	—	—	—	—	—

Option Exercises and Holdings

     The following table provides information with respect to option exercises in 2001 by the Named Officers and the value of such officers’ unexercised options at December 31, 2001.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Shares Underlying		Value of Unexercised
	Shares		Unexercised Options at		In-The-Money Options at
	Acquired		Fiscal Year-End		Fiscal Year-End (2)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

George Perlegos	—	—	—	—	—	—
Gust Perlegos	—	—	602,708	10,000	$2,154,406	$12,762
Tsung-Ching Wu	—	—	484,592	10,000	$1,409,389	$12,762
Donald Colvin	25,000	$301,482	251,167	215,833	$1,138,817	$148,926
Mikes Sisois	72,436	$72,551	128,740	50,000	$774,603	$285,935

(1)	Market value of underlying securities on date of exercise, minus the exercise price.

(2)	Market value of unexercised options is based on the last reported sales price of our common stock on the Nasdaq National Market of $ 7.37 per share on December 31, 2001, minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally reviews and approves our executive compensation policies, including the base salary levels and target incentives for our executive officers at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers our stock plans, including our 1996 Stock Plan and our 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Atmel or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, our President and Chief Executive Officer, who provides background and market information and makes recommendations to the Compensation Committee on salary levels, officer performance objectives, and corporate financial goals. However, Mr. Perlegos is not entitled to vote on any actions taken by the Compensation Committee.

Compensation Policies

     Our policy is that a substantial portion of each officer’s annual compensation should be based upon our financial performance. The Compensation Committee establishes the salary of each officer primarily by considering the salaries of officers in similar positions with a number of comparably-sized companies in the semiconductor industry (the “Benchmark Group”). Such group is subject to change from year to year based on management’s assessment of comparability. In setting base compensation, we strive to achieve compensation levels for each officer within 25% of the average salaries paid by the Benchmark Group. The Compensation Committee further adjusts the salaries of our officers based on our financial performance during the past year and on each officer’s performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary for our executive officers in 2001 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of the salary levels paid by members of Benchmark Group and our performance in 2001.

     Under our executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on our quarterly financial performance compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of our operating plan. Our executive officers received no bonus for 2001.

     The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer’s responsibilities and relative position, any changes in such officer’s responsibility and position, such officer’s equity interest in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of our common stock on the date of grant and options generally vest over four years.

Compensation of Chief Executive Officer

     The Compensation Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. In particular, in 2001, Mr. Perlegos’ compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos received no bonus for 2001.

Members of the Compensation Committee

Pierre Fougere Norm Hall T. Peter Thomas

Compensation Committee Interlocks and Insider Participation

     In 2001 the Compensation Committee consisted of directors Hall, Thomas and Fougere. No interlocking relationships exist between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Atmel or its subsidiaries.

Certain Relationships and Related Transactions

     During 2001, one of our subsidiaries paid $44,603 for consulting services to Fougere Conseil SARL. Mr. Fougere, a director of Atmel and a member of the Compensation and Audit Committees, is Chief Executive Officer and majority owner of Fougere Conseil SARL.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers L.L.P., independent accountants, to audit our consolidated financial statements for the year ending December 31, 2002. PricewaterhouseCoopers L.L.P. has audited our financial statements since the year ended 1985.

     Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

Ratification of Appointment of PricewaterhouseCoopers L.L.P.

     Stockholder ratification of the selection of PricewaterhouseCoopers L.L.P. as Atmel’s independent public accountants is not required by Atmel’s Bylaws or other applicable legal requirement. However, our Board is submitting the selection of PricewaterhouseCoopers L.L.P. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Atmel and its stockholders.

Vote Required and Recommendation of the Board of Directors

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers L.L.P. as Atmel’s independent public accountants for the fiscal year ending December 31, 2002. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: March 21, 2002

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Atmel Corporation, Technology-500 and the S&P 500 Index. The graph assumes that $100 was invested in Atmel’s common stock, Technology-500 and the S&P 500 Index from the date of December 31, 1996 through the 2001 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

	Dec96	Dec97	Dec98	Dec99	Dec00	Dec01

ATMEL CORP	100	56.04	46.23	178.49	140.38	89.00

S&P 500 INDEX	100	133.36	171.48	207.56	188.66	166.24

TECHNOLOGY-500	100	126.09	218.11	381.98	229.38	174.88

DETACH HERE

PROXY

ATMEL CORPORATION

2002 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 1, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ATMEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the 2001 Annual Report on Form 10-K, and receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated March 21, 2002, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of ATMEL CORPORATION to be held on May 1, 2002 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ATMEL CORPORATION

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone

It’s fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions.

Your vote is important!

Call 1-877-PRX-VOTE anytime!

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.

     Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Go to the Website http://www.eproxyvote.com/atml

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/atml anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE

Please mark votes as in this example

      PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.

1.	Election of directors.
	Nominees:	(01) George Perlegos, (02) Gust Perlegos, (03) Tsung-Ching Wu, (04) Norm Hall, (05) T. Peter Thomas, and (06) Pierre Fougere.

FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of Atmel Corporation for 2002.

In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other matter or matters which may properly come before the annual meeting and any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

MARK HERE IF YOU PLAN TO ATTEND THE MEETING

(This proxy should be marked, dated and signed by the stockholder(s) exactly as such stockholder’s name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:	Signature:	Date: